EXHIBIT 32.2


                   CERTIFICATION PURSUANT TO 18 U.S.C. SECTION
                 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


     In connection with the Form 10-QSB/A of INTERNATIONAL CARD ESTABLISHMENT, INC. (the "Company") on Form 10-QSB/A for the period ended June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Hugh Wain Swapp, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





DATE: October 25, 2005




/s/ HUGH WAIN SWAPP
___________________________
    Hugh Wain Swapp
    Chief Financial Officer